HomeBanc Corp.

Earnings Conference Call

For the Three Months Ended

March 31, 2006

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING
STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements”
within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s guidance on estimated and targeted REIT taxable income, GAAP earnings, volume and portfolio size and duration in future periods, total industry mortgage originations for 2006, stability and growth of future dividends, and growth in the Company’s portfolio of retained mortgage loans; expectations of the Company’s ability to achieve improved funding costs, efficiencies and increase leverage for our portfolio; and the Company’s ability to achieve continued success in execution of our strategy.
Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix and our interest sensitive assets and liabilities; mortgage loan prepayment assumptions and estimated lives of loans and the estimates used to value our mortgage servicing rights; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its business strategy and its ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in the Company’s hedging strategy; the execution of the Company’s Phase II strategy objectives; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; risks in our ability to retain experienced loan officers; risks inherent in the application of the Company’s accounting policies as described in the footnotes to financial statements included in our filings with the SEC; and the other risks described in the Company’s SEC reports and filings, including, without limitation, under the captions “Special Cautionary Notice Regarding Forward-Looking Statements” and
“Risk Factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

This slide presentation should be viewed in conjunction with the Company’s press release dated as of May 8, 2006 reporting 2006 first quarter results and the Company’s financial statements and the footnotes thereto filed with the SEC including, without limitation, the financial statements and footnotes set forth in the Company’s Quarterly Report on Form 10-Q for the period ended March 31,
2006, which we expect will be filed with the SEC by May 10, 2006.

HomeBanc Participants

Patrick Flood – Chairman and CEO

Kevin Race – President, COO and CFO

Carol Knies – VP, Investor Relations

Highlights for Q1 2006

Estimated REIT taxable income available to common shareholders(1) of
$20.4 million, or $0.36 per share, for the three months ended March 31,
2006, an increase of 98% over the same period of 2005

GAAP consolidated net income of $1.3 million for the three months ended March 31, 2006, or $0.01 per diluted share; compared to a net loss of $7.6 million, or $0.15 per diluted share, for the same period of
2005, the per share amount gives effect to distribution of preferred dividends

REIT portfolio assets of mortgage loans held for investment (net) and securities held to maturity and available for sale of $5.9 billion as of
March 31, 2006, representing a 5% increase over December 31, 2005

Mortgage origination volume of $1.2 billion for the three months ended
March 31, 2006

New loan application volume of $1.6 billion for the three months ended
March 31, 2006

(1)

REIT taxable income available to common shareholders is a non-GAAP financial measure. We define REIT taxable income to be REIT earnings calculated under the Internal Revenue
Code of 1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A  REIT is required to distribute at least 90% of its REIT taxable income, which, in general, includes all dividends received from our taxable REIT subsidiary. The most comparable GAAP measure is net income attributable to common shareholders, and REIT taxable income should not be relied upon in lieu of GAAP earnings or any other GAAP financial measure.  Federal tax laws calculate REIT taxable income in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings.  Management believes that REIT taxable income available to common shareholders is an additional meaningful measure of the Company’s operating performance.  The Company uses estimated REIT taxable income as the basis for establishing the amount of dividends payable to holders of the
Company’s common stock. A reconciliation of estimated REIT taxable income to net income attributable to common shareholders’ equity is provided at the end of this presentation.

Q1 2006 Performance

$5.946 B

$5.8 to $6.1 B

REIT Portfolio Assets

$1.235 B

$1.2 to $1.4 B

Loan Origination Volume

$0.01

   $0.00 to
$0.02

Consolidated GAAP Earnings Per Diluted
Share

$0.36

   $0.26 to
$0.28

Estimated REIT Taxable Income Available
to Common Shareholders Per Share

Actual

Guidance

Performance Since IPO

$1.3

$0.3

($0.8)

($3.6)

($7.6)

($12.1)

($19.8)

Cons. GAAP net (loss)
income  (in millions)

$20.4

$17.6

$14.2

$13.5

$10.7

$7.7

$5.4

Estimated REIT taxable
income available to
common shareholders
(in millions)

$0.01

$0.36

$5.9

For

the Qtr.

3/31/06

($0.27)

$0.17

$2.9

For

the Qtr.

12/31/04

($0.61)

$0.12

$2.0

For

the Qtr.

9/30/04

$0.01

$0.31

$5.6

For

the Qtr.

12/31/05

($0.01)

($0.06)

($0.15)

Cons. GAAP net (loss)
income per diluted share

$0.25

$5.1

For

the Qtr.

9/30/05

$0.24

$0.19

Estimated REIT taxable
income available to
common shareholders
per share

$4.4

$3.7

REIT Portfolio Assets (in
billions)

For

the Qtr.

6/30/05

For

the Qtr.

3/31/05

Q1 EARNINGS CALL

support the
dream
of home
ownership
Our Mission

Our Vision
To become America's
most admired company

HOMEBANC CORP

HomeBanc’s Strategy

Profitability

Purchase

Product

Process

People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

To enrich and
fulfill lives by
serving each other,
our customers,
communities and
shareholders…

as we support the
dream of home
ownership.

Q1 EARNINGS CALL

Total Originations
1999
2000
2001
2002
2003
2004
2005
2006E
2007E
2008E
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Industry ($s in billions)
7
6
5
4
3
2
1
0
HBMC ($ in billions)
Industry Purchase
Industry Refi
HMB

HOMEBANC CORP

(6)% - 0%

$6.0 - $6.4

$6.4

HomeBanc Mortgage Corporation
Originations

(14)%

% Change

$2,365

$2,774

MBA Total Industry Originations(1)

FY 2006E

FY 2005

($ in billions)

Purchase
Loan Origination Statistics

(1) Mortgage Bankers Association Mortgage Finance Long-Term Forecast as of
April 12, 2006

Phase II Growth Plan

People – increase sales force 40% over 3 years

150 Professional Sales Development (“PSD”) candidates in 2005

300 PSD candidates in 2006

Reduce sales associate turnover from 40% to 30%

Grow SMA investment / reduce cost to acquire

Flat cost in 2006 / improved share by 20%

Add new accounts in 2007

Lower cost to acquire by 20% - 2006 / 2007

Introduce customer retention / direct channel

High customer satisfaction rate

Servicing portfolio growth

2 – 4% production growth per year

People
Impact from Investment in Human Capital

44

28

6

0

0

10

2005

45

32

0

0

0

13

2004

75

75

Total

46

49

Companies with 3 or less

5

0

SunTrust

10

4

Mortgage Master

0

9

A. Anderson Scott

14

13

HomeBanc

2003

2002

Rookies ranked in top 75/45/44

Mortgage Originator’s Top Rookie Originators(1)

$4.5

$5.8

$7.4

$9.5

2003(2)

$4.9

Mega lender

$4.4

Mortgage industry

$7.8

Large lender

$10.6

HomeBanc

2004(2)

Avg. sales per loan officer

($ in millions)

Purchase Mortgage Origination Productivity

(1)

Mortgage Originator Magazine

(2)

MBA/Stratmore Peer Group, Company information

Q1 EARNINGS CALL

Prudential "The Right Choice" Atlanta Realty Georgia Realty

Levitt and Sons AMERICA'S OLDEST HOMEBUILDER

Century 21 Tenace Realty

Premier Design Homes of Florida, Inc.

StirlingRealty.com

KELLER WILLIAMS REALTY

RE/MAX CENTER

LANG REALTY

HOMEBANC CORP

Purchase
Exclusive Strategic Marketing Alliances

For the Years Ended

(5%)

218

230

229

197

113

Number of Alliances

23%

37%

30%

33%

28%

24%

As % of Total Originations

11%

$462

$416

$2,118

$1,603

$1,430

SMA Volume

%
Change

  Q1
2006

  Q1
2005

2005

2004

2003

($ in millions)

Keys to Success:
HMB Operating Model

Originations

Retail model

Strategic Marketing Alliances

Credit

Focus on prime quality

Risk management discipline

Margin / Portfolio

Pricing discipline (GOS & NIM)

Funding / securitization

Interest rate risk management

Product
Credit Risk Management

Geography

FICO(1)

LTV(1)

53%
FL

41%
GA

5%
NC

1%
Other

37%
725 to 775

44%
650 to 725

2%
< 650

17%
> 775

65%
70 to 80%

12%
< 70%

23%
> 80%

Weighted average: 730

Weighted average 1st lien: 80%

(1) At date of origination of loan

REIT loans as of 3/31/06

Profitability
Highlights

Estimated REIT taxable income available to common shareholders of
$20.4 million, or $0.36 per share, for the three months ended March 31,
2006, compared to $10.7 million, or $0.19 per share, for the same period of 2005

GAAP consolidated net income of $1.3 million, or $0.01 per diluted share, for the three months ended March 31, 2006 compared to a consolidated net loss of $7.6 million, or $0.15 per diluted share, for the three months ended March 31, 2005; the per share amount gives effect to the distribution of preferred dividends

Total consolidated revenues increased 85%, to $38.5 million, for the three months ended March 31, 2006, compared to $20.8 million for the three months ended March 31, 2005

Net interest income after provision for loan losses of $28.8 million for the three months ended March 31, 2006, an increase of $17.7 million from $11.1 million for the three months ended March 31, 2005

Profitability
Highlights

Net economic gain on sale of mortgage loans and gains realized on certain de-designated interest rate swaps for the three months ended
March 31, 2006 of $14.6 million, compared to $8.6 million for the same period of 2005

Total expenses decreased 5% for the quarter ended March 31, 2006 as compared to the quarter ended December 31, 2005

Total expenses for the first quarter as a percent of average assets decreased to .58% in 2006 from .85% in 2005

REIT portfolio assets at March 31, 2006 of $5.9 billion, up from $3.7 billion at March 31, 2005, an increase of 59%

Total shareholders’ equity increased 22% to $388 million on a quarter-
over-quarter basis

Tangible book value per share of common stock increased $0.41 to
$5.30 per share at March 31, 2006 from $4.89 per share at December
31, 2005

Loan servicing portfolio increased 7% to $6.7 billion at March 31, 2006 from $6.2 billion at December 31, 2005

Profitability
Net Interest Margin

1.91%

$ 28,878

Net Interest Margin

0.88%

  12,832

Impact of derivative financial instruments

(4.72)%

    (3,862)

    331,833

Mortgage-backed security repurchase agreements

(5.10)%

  (70,478)

5,608,186

Borrowings to finance mortgage loans

5.47%

     5,359

    397,202

Mortgage-backed securities (MBS)

6.00%

$  85,027

$5,748,747

Mortgage loans

Three months ended March 31, 2006

Estimated
Annualized
Rate/Yield

Revenue/
Expense

Average
Balance

$ in thousands

Profitability
Interest Rate Risk Management

1 For  three months ended 3/31/2006

2 MBA/Stratmore Peer Group historical trend

48.3%
5/6 Hybrid

ARM

11.5%
3/6 Hybrid ARM

13.0%
6 mo. LIBOR
ARM

4.9%
Other

Balance at 3/31/06: $5,292mm

Estimated annualized yield: 6.00%1

5.6%
1 mo. LIBOR
ARM

HMB originated a higher proportion of
ARMs through its 100% retail network
(over 2x the industry average (2) in Q1
2006)

Retaining only ARM loans in
mortgage loans held for investment
facilitates interest rate risk
management – match fund loans
using term floating-rate securitizations

16.0%
7/6 Hybrid ARM

REIT loans as of 3/31/06

0.7%

10/6 Hybrid ARM

Profitability
Gap Based on Interest Rate Resets
As of March 2005

  (2.2) months

Net Interest Rate Reset Gap(3)

(24.0) months

Effect of Derivative Financial
Instruments(2)

21.8 months

Interest Reset Gap Unadjusted

(0.9) months

Debt

22.7 months

Portfolio(1)

Avg. Months to Interest Rate Reset

(1)

Loan prepayments are estimated at 25% Constant Prepayment Rate. Includes an estimate of the effective duration for mortgage backed securities measured by modeling +/- 50 basis point parallel shifts of the yield curve(s).

(2)

Derivative financial instruments consist of interest rate swaps based on contractual maturities and interest rate options based on effective duration measured over a 100 basis point increase in rates.

(3)

Net difference in number of months to interest rate reset on mortgage assets versus the corresponding changes on debt and derivative financial instruments.

»

Negative net interest rate reset gap reflects earlier reset of assets than corresponding debt, including effect of derivative financial instruments.

Profitability
Q2 2006 Guidance (Estimated)

Estimated REIT taxable income available to common
shareholders

Estimated REIT taxable income available to common shareholders per share of $0.25 to $0.27

GAAP earnings

Consolidated GAAP net income of $0.01 to $0.03 per diluted share

Volume

Full year production volume of $6.0 to $6.4 billion

Estimated HBMC (TRS) Q2 2006 total loan volume of $1.4 to $1.6 billion

Portfolio

Estimated total REIT portfolio assets at June 30, 2006 of $6.3 to $6.5 billion

Profitability
Phase II Update

Efficiently use markets to
issue common or preferred
stock or trust preferred
securities; grow GAAP
earnings

Q1 dividend guidance of
$0.26 to $0.28 per share;
GAAP earnings of $0.00 to
$0.02 per diluted share

Portfolio Q1 Guidance $5.8
to $6.1 B

Improved expense ratios on
volume and average assets

Q1 Guidance

$1.2 to $1.4 B

Metric

$50 million Preferred Stock
offering in Feb. ’06

Opportunistic;

preserve book value

Capital

Dividend declared of $0.26 per
share; GAAP earnings of $0.01
per diluted share

Stabilize dividends
per share; improve
GAAP earnings

Returns

Portfolio of $5.9 B

Selective in retaining
vs. selling; optimize
leverage

Investment
Activity

Q1 expenses as % of average
assets decreased to .58% from
.85% in Q1 2005

Q1 2006 total expenses down
$2 million from Q4 2005

10% productivity
improvement

Efficiency

$1.235 B

10% growth over
next 3 years

Origination
Volume

Q1 2006 Performance

Target

Scorecard

Profitability
Dividend Reinvestment & Stock Purchase Plan

We offer a Dividend Reinvestment and Stock
Purchase Plan

Computershare is the plan administrator

For information on the plan and registration
materials, contact Computershare at 800-697-8199

Non-GAAP Reconciliation
Estimated REIT Taxable Income Available to Common
Shareholders(1)

   18,641

Taxable REIT subsidiary taxable loss

$ 20,436

Estimated REIT taxable income available
to common shareholders

     1,971

Book/tax differences (2)

       (696)

Tax benefit

$    520

Net income attributable to common
shareholders

Three Months Ended

March 31, 2006

($s in thousands)

(1)

We define REIT taxable income available to common shareholders to be REIT taxable income available to common shareholders calculated under the Internal Revenue Code of
1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A REIT is required to distribute at least 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. REIT taxable income available to common shareholders is a non-GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that REIT taxable income is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income attributable to common shareholders. REIT taxable income available to common shareholders should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses estimated REIT taxable income available to common shareholders as a basis for establishing the amount of dividends payable to holders of its common stock.

(2)

Consists of various transactions and balances that are treated differently for GAAP and income tax purposes, including both permanent and temporary differences.  Common differences include intercompany gains or losses on sale of loans from our taxable REIT subsidiary to HomeBanc Corp., which are excluded from income underSFAS No. 65, as amended, but are included in income for income tax purposes; the amortization of these intercompany gains or losses; and the creation of mortgage servicing rights, which give rise to income under SFAS No. 140 but are excluded from income for income tax purposes.

As a Reminder….

An audio recording of this conference call will be available through May 16, 2006. To listen to the recording, please dial
800-642-1687. The conference ID code is 7937001.

An audio recording and a copy of this slide presentation will be available on the HomeBanc website within two hours at
www.HomeBanc.com and www.earnings.com.

23